Exhibit 10.4

AMENDMENT NO. 2
TO THE
CHANGE OF CONTROL SEVERANCE AGREEMENT

This Amendment No. 2 (“Amendment”) is entered into as of May 1, 2022 (“Amendment Effective Date”) by and between Quotient Technology, Inc. (“Company”) and Connie Chen (“Executive”), to amend the Change of Control Severance Agreement by and between Company and Executive effective July 26, 2016 (“Agreement”). All capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.
WHEREAS, the Compensation Committee of the Board of Directors of the Company has determined that it is in the best interests of the Company, to amend the definitions of “Change of Control Period” and “Good Reason” contained in the Agreement between the Executive and the Company.
NOW THEREFORE, in consideration of the foregoing and the mutual promises and covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, Company and Executive hereby agree to amend the Agreement as follows:
1.Section 5(c) is hereby amended such that the Change of Control Period is changed from beginning “three (3) months prior to” to “six (6) months prior to”.
2.Section 5(h)(i) is hereby amended immediately following the word “reduction” to add “including where such material reduction results solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of the Company remains as such following a Change of Control but is not made the Chief Financial Officer of the acquiring corporation)”.
Except as specifically provided in this Amendment, the terms and conditions of the Agreement remain in full force and effect. This Amendment may be executed in counterparts, which together will constitute one document and be binding on all of the parties herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.
EXECUTIVE                        QUOTIENT TECHNOLOGY INC.

By: /s/ Connie Chen         By: /s/ Steven Boal
Name: /s/ Connie Chen         Name: Steven Boal
Title: General Counsel         Title: Chief Executive Officer
Date: 4/28/22          Date: 4/28/22

[Signature page of Amendment No. 2 to the Change of Control Severance Agreement]

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